UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                January 14, 2004


                            OREGON STEEL MILLS, INC.
             (Exact name of registrant as specified in its charter)

                   Delaware                                      94-0506370
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         (State or other jurisdiction of                       (IRS Employer
          incorporation or organization)                    Identification No.)

   1000 S.W. Broadway, Suite 2200, Portland, Oregon                 97205
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        (Address of principal executive offices)                  (Zip Code)

                                 (503) 223-9228
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              (Registrant's telephone number, including area code)


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 (Former name, former address and former fiscal year, if changed since last report)

               ITEM 5. - OTHER EVENTS AND REGULATION FD DISCLOSURE

               On January 14 and 15, 2004, Oregon Steel Mills, Inc. issued press releases announcing a settlement of the labor dispute between the United Steel Workers of America and the Company's majority-owned subsidiary, Rocky Mountain Steel Mills. Attached as Exhibits 99.1 and 99.2 are copies of those press releases.


               Exhibit Number                 Description
               --------------                 -----------

               99.1                           Press release dated January 14,
                                              2004.

               99.2                           Press release dated January 15,
                                              2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          OREGON STEEL MILLS, INC.



Date:  January 16, 2004                          /s/ Jeff S. Stewart
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                                                     Jeff S. Stewart
                                                Corporate Controller
                                              (Principal Accounting Officer)